U. S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15[d] of the Securities Exchange Act

October 18, 2006

Date of Report

[Date of Earliest Event Reported]

Commission File No. 000-49671

AUTOSTRADA MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

Utah	20-0919460
(State or Other Jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

235 West 500 South

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 524-9500

(Telephone Number)

N/A

(Former name or Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See Exhibit 99, Press Release dated October 19, 2006, that is attached hereto and incorporated herein by reference. Autostrada Motors, Inc., whose business is the operation of an automotive dealership that participates in the retail and wholesale used car markets, announces the closing of a Share Exchange and Share Purchase Agreement whereby it acquired Water Bank of America, Inc., a corporation organized under the federal laws of the Country of Canada.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Description

Exhibit No.

-----------

99 - Press Release

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOSTRADA MOTORS, INC.

Date:	10/18/06	By:	/s/Stephen R. Fry
Stephen R. Fry
President and Director

2